Exhibit 99.3

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved. 1 1 Company Overview June 9, 2022 The information set forth herein is as of the date of the presentation and is based and conditioned on activities and review which remain ongoing, including FDA review and patent litigation, and is therefore subject to change.

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “should,” “may,” “remain,” “maintain,” “continue,” “potential,” “prepare,” “expect,” “estimate,” “believe,” “plan,” “near future,” “belief,” “guidance,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: statements regarding the estimated addressable market size and estimated sales figures for BARHEMSYS, BYFAVO, Landiolol and other products or product candidates; potential future royalty and milestone revenue, including for Treakisym; Eagle’s marketing, product development, partnering and growth strategy, including relating to the commercialization of BARHEMSYS and BYFAVO and the ability of Eagle to expand the application of BARHEMSYS and BYFAVO ; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for the Company’s product candidates, including Landiolol; the ability of BARHEMSYS, BYFAVO, Landiolol and other products and product candidates to address unmet clinical needs; the potential market opportunity for Eagle’s products or product candidates, including for BARHEMSYS, BYFAVO and Landiolol; expectations regarding expansion of the Company’s product portfolio, including potential acquisitions of oncology or other assets; the ability of the Company’s executive team to execute on the Company’s strategy and build stockholder value; expectations regarding the Company’s future growth; and the ability of the Company’s product candidates to deliver value to stockholders. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the anticipated benefits of the Company’s recently completed transaction with Acacia Pharma Group are not realized; the impacts of the COVID-19 pandemic and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company's marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company's third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on the Company's business, financial condition and results of operations; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company's or its partners’ product candidates; whether the Company can successfully market and commercialize its products or product candidates; the success of the Company's relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of the Company’s products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company's intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; and factors in addition to the foregoing that may impact the Company’s financial projects and guidance, including among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date hereof. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof.

EAGLE PHARMACEUTICALS

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved.

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© 2022 Eagle Pharmaceuticals, Inc. All rights reserved. 3 Eagle Pharmaceuticals Financial Position, Portfolio & Pipeline *As of 3/31/22; Does not take into account cash consideration paid at recent close of Acacia transaction Share Buybacks $236M* Net Working Capital of $138.5M* Cash + Receivables = $200M* BENDEKA ® BELRAPZO ® Current Portfolio BARHEMSYS ® BYFAVO ® Acquired Products Landiolol CAL02 Fulvestrant **Strategic collaboration with Tyme Technologies Product Pipeline TREAKISYM SymBio Japan Strong Financial Position Vasopressin PEMFEXY Œ RYANODEX ® SM - 88** 12.9M Diluted Shares Outstanding*

Eagle Portfolio Overview

	Commercially Available Products	Newly Acquired	Pipeline Products
ACUTE CARE HOSPITAL	RYANODEX®	BARHEMSYS®	Landiolol
	Vasopressin	BYFAVO®	CAL02
ONCOLOGY	BENDEKA®		Fulvestrant
	BELRAPZO®		SM-88*
	PEMFEXY™		
	TREAKISYM SymBio Japan		

EAGLE PHARMACEUTICALS

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved.

*In collaboration with TYME Technologies

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© 2022 Eagle Pharmaceuticals, Inc. All rights reserved. 5 BARHEMSYS And BYFAVO Are Now Part of the Eagle Portfolio Through the Completed Acacia Pharmaceuticals Transaction 1 Based on the number of doses per patient at a WAC price of $85 per 10mg dose. 2 Based on market research performed by or for Eagle. 3 Eagle internal estimates » First and only FDA - approved antiemetic for rescue treatment of postoperative nausea and vomiting (PONV) despite prophylaxis » Prophylaxis and rescue are an estimated $2.7 billion addressable market 1 BARHEMSYS and BYFAVO combined peak U.S. sales estimated to be $275M 3 FDA approved for PONV BARHEMSYS ® » Indicated for induction and maintenance of procedural sedation in adults undergoing procedures lasting 30 minutes or less » Total potential addressable market in procedural sedation >$0.4B/year 2 Launched January 2021 FDA approved for procedural sedation BYFAVO ® L aunched August 2020

Eagle Hospital Business Overview

Acute Care Hospital

Commercially Available


Ryanodex
Vasopressin
Barhemsys
Barhemsys
byfavo
(remimazolam)
for injection
for intravenous use
20 mg/vial

RYANODEX®	Vasopressin	BARHEMSYS®	BYFAVO®

Pipeline

Landiolol	CAL02

Hospital business currently being commercialized by **50 field resources**

Vasopressin	Landiolol	CAL02
Launched on January 17, 2022, with 180 days of marketing exclusivity. FDA-approved to increase blood pressure in adults with vasodilatory shock who remain hypotensive despite fluids and catecholamines.	NDA submitted on May 31, 2022 seeking approval of landiolol, a novel therapeutic, for the short-term reduction of ventricular rate in patients with supraventricular tachycardia, including atrial fibrillation and atrial flutter.	Eagle is preparing to begin clinical trials for CAL02, a novel approach to the treatment of severe bacterial pneumonia, later this year.

Estimated Peak Sales*

- **BARHEMSYS and BYFAVO combined U.S. peak sales are estimated to be $275M***
- **Landiolol U.S. peak sales are estimated to be $100M, if approved***
- **Anticipate combined U.S. peak sales potential of $375M from BARHEMSYS, BYFAVO and landiolol, if approved***

EAGLE PHARMACEUTICALS

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved.

*Eagle internal estimates

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Eagle Oncology Business Overview

ONCOLOGY

Commercially Available


BENDEKA
(bendamustine HCl)
Injection
100 mg/4 mL
BELRAPZO
PEMFEXY
(PEMETREXED INJECTION)

SymBio

BENDEKA®	BELRAPZO®	PEMFEXY™	TREAKISYM Japan

Pipeline

Fulvestrant	SM-88*

PEMFEXY™

Launched on February 1, 2022, a ready-to-use liquid in a multi-dose vial with a unique J-code.

Approved to treat nonsquamous non-small cell lung cancer and mesothelioma.

Fully integrated into EAGLE CAN™ patient and provider support.

TREAKISYM

Eagle's bendamustine franchise continues to grow, with the Japan launch of TREAKISYM ready-to-dilute (RTD) formulation.

Symbio currently pursuing approval of the rapid infusion (RI) (50ml) liquid formulation.

Fulvestrant

Pilot studies underway of fulvestrant product candidate for the treatment of HR+/HER- advanced breast cancer.

Financial flexibility to potentially acquire an accretive oncology asset

EAGLE PHARMACEUTICALS

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved.

*In collaboration with TYME Technologies

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Eagle Currently Has Eight Commercialized Assets Across Our Hospital and Oncology Business

ACUTE CARE HOSPITAL

Commercially Available	**RYANODEX®**	For treatment of malignant hyperthermia, only formulation that allows for rapid response with 1 vial, 1 provider, less than 1 minute
	Vasopressin	Vasopressin injection is FDA-approved to increase blood pressure in adults with vasodilatory shock (e.g., post- cardiotomy or sepsis) who remain hypotensive despite fluids and catecholamines
	BARHEMSYS®	First and only FDA-approved antiemetic for rescue treatment of postoperative nausea and vomiting (PONV) despite prophylaxis
	BYFAVO®	Indicated for induction and maintenance of procedural sedation in adults undergoing procedures lasting 30 minutes or less
Pipeline	**Landiolol**	Beta-1 adrenergic blocker; designed for use in emergency, critical care, and operating room settings.
	CAL02	Novel, first-in-class antitoxin agent in preparation for anticipated Phase 2b/3 clinical trial for treating severe community acquired pneumonia

ONCOLOGY

Commercially Available	**BENDEKA®**	Treatment of patients with chronic lymphocytic leukemia (CLL) and non-Hodgkin lymphoma (NHL)
	BELRAPZO®	Treatment of patients with chronic lymphocytic leukemia (CLL) and non-Hodgkin lymphoma (NHL)
	PEMFEXY™	Approved for nonsquamous non-small cell lung cancer and mesothelioma
	TREAKISYM	Bendamustine licensed to Symbio for sale of product in Japan
Pipeline	**Fulvestrant**	Product candidate for the treatment of HR+/HER2- advanced breast cancer
	SM-88*	Evaluating SM-88 in high-risk sarcomas and metastatic breast cancer (HR+/HER2-)

EAGLE PHARMACEUTICALS

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved.

*In collaboration with TYME Technologies

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© 2022 Eagle Pharmaceuticals, Inc. All rights reserved. 9 Eagle Pharmaceuticals Summary 8 Marketed Products 4 Significant Pipeline Assets Minimal Debt Profitable BENDEKA ® PEMFEXY Œ BELRAPZO ® ONCOLOGY TREAKISYM 1 2 3 4 Pipeline: Fulvestrant SM - 88* HOSPITAL RYANODEX ® BARHEMSYS ® Vasopressin BYFAVO ® 1 2 3 4 Pipeline: Landiolol CAL02 Eagle is a diversified pharmaceutical company with 8 marketed products, 4 pipeline assets, and a strong financial position *In collaboration with TYME Technologies Financial flexibility to potentially acquire an accretive oncology asset

© 2022 Eagle Pharmaceuticals, Inc. All rights reserved. 10 © 2022 Eagle Pharmaceuticals, Inc. All rights reserved. Thank You!